OVERSEAS
FILMGROUP
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COMMON STOCK NUMBER OF	COMMON STOCK SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 690337 10 0

           THIS CERTIFIES THAT

SPECIMEN

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE,
OF
OVERSEAS FILMGROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

SPECIMEN CO-CHAIRMAN	SPECIMEN CO-CHAIRMAN	SEAL	SPECIMEN SECRETARY

COUNTERSIGNED AND REGISTERED:
          CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                            (Jersey City, NJ)
                                            TRANSFER AGENT AND REGISTRAR,
BY

                                                                  AUTHORIZED OFFICER

           The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

           The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	-- -- --	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT --	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State)

UNIF TRF MIN ACT --	Custodian (until age ) under Uniform Transfers (Minor) to Minors Act (State)

           Additional abbreviations may also be used though not in the above list.

           FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                              Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                              Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.